EXHIBIT 99.1

INVESTOR RELATIONS CONTACTS:                          PUBLIC RELATIONS CONTACTS:
Randi Paikoff Feigin                                  Kathy Durr
Tel: 408-745-2371                                     Tel: 408-745-5058
randi@juniper.net                                     kdurr@juniper.net



             JUNIPER NETWORKS, INC. REPORTS Q1'03 FINANCIAL RESULTS NET REVENUE $157.2M; GAAP EPS $0.01; NON-GAAP EPS $0.02

Sunnyvale, CA - April 10, 2003 -- Juniper Networks, Inc. (NASDAQ: JNPR) today reported its first quarter results for the period ending March 31, 2003.

Net revenues for the first quarter were $157.2 million, compared with $122.2 million for the same period last year, an increase of 29%.

GAAP net income for the first quarter was $3.7 million or $0.01 per share, compared with a net loss of $46.0 million or $0.14 per share in the first quarter of 2002. Non-GAAP net income, which excludes amortization of purchased intangibles and deferred compensation and a gain on the sale of investments, was $6.3 million or $0.02 per share, compared with non-GAAP net income of $0.4 million or $0.00 per share in the first quarter of 2002.

Cash provided by operations was $12.4 million for the first quarter, compared to cash provided by operations of $12.0 million in the first quarter of 2002.

"The first quarter was solid," said Scott Kriens, Chairman and CEO of Juniper Networks. "We are in a unique position to help our customers transform their business of networking."

ABOUT JUNIPER NETWORKS

Juniper Networks transforms the business of networking by converting a commodity
- bandwidth - into a dependable, secure, and highly valuable corporate asset. Founded in 1996 to meet the stringent demands of service providers, Juniper Networks is now relied upon by the world's leading network operators, government agencies, research and education institutions, and information intensive enterprises as the foundation for uncompromising networks. Juniper Networks is headquartered in Sunnyvale, California. Additional information can be found at www.juniper.net.

Juniper Networks is registered in the U.S. Patent and Trademark Office and in other countries as a trademark of Juniper Networks, Inc. Broadband Cable Processor, ERX, ESP, G1, G10, G-series, Internet Processor, JUNOS, JUNOScript, M5, M10, M20, M40, M40e, M160, M-series, NMC-RX, SDX, ServiceGuard, T320, T640, T-series, UMC, and Unison are trademarks of Juniper Networks, Inc. All other trademarks, service marks, registered trademarks, or registered service marks are the property of their respective owners.

Actual results could differ materially from those anticipated in forward-looking statements in this release as a result of certain factors, including those set forth in the risk factors described in the Company's SEC filings, including its most recent Form 10K.

                             JUNIPER NETWORKS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                                    March 31,           December 31,
                                                                      2003                 2002
                                                                   -----------         -----------
                                                                   (unaudited)             (A)
                                    ASSETS

Current assets:
   Cash and cash equivalents                                       $   250,342         $   194,435
   Short-term investments                                              305,687             384,036
   Accounts receivable, net                                             84,508              78,501
   Prepaid expenses and other current assets                            26,331              23,957
                                                                   -----------         -----------
      Total current assets                                             666,868             680,929
Property and equipment, net                                            259,317             266,962
Long-term investments                                                  625,796             583,664
Goodwill                                                               987,661             987,661
Purchased intangible assets, net and other long-term assets             88,188              95,453
                                                                   -----------         -----------
      Total assets                                                 $ 2,627,830         $ 2,614,669
                                                                   ===========         ===========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                $    61,729         $    51,747
   Accrued warranty                                                     31,948              32,358
   Other accrued liabilities                                            94,705             111,773
   Deferred revenue                                                     51,558              46,146
                                                                   -----------         -----------
      Total current liabilities                                        239,940             242,024
Convertible subordinated notes                                         942,114             942,114

Stockholders' equity:
   Common stock and additional paid-in capital                       1,472,275           1,461,910
   Deferred stock compensation                                          (8,195)            (11,113)
   Accumulated other comprehensive income                               15,331              17,052
   Accumulated deficit                                                 (33,635)            (37,318)
                                                                   -----------         -----------
      Total stockholders' equity                                     1,445,776           1,430,531
                                                                   -----------         -----------
      Total liabilities and stockholders' equity                   $ 2,627,830         $ 2,614,669
                                                                   ===========         ===========

(A) The balance sheet at December 31, 2002 has been derived from the audited consolidated financial statements at that date.

                             JUNIPER NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)


                                                                                      Three months ended March 31,
                                                                                      ---------------------------
                                                                                         2003              2002
                                                                                      ---------         ---------
Net revenues:
   Product                                                                            $ 135,174         $ 104,546
   Service                                                                               22,033            17,673
                                                                                      ---------         ---------
     Total net revenues                                                                 157,207           122,219
Cost of revenues:
   Product                                                                               48,371            39,711
   Service                                                                               12,980            10,285
                                                                                      ---------         ---------
     Total cost of revenues                                                              61,351            49,996
                                                                                      ---------         ---------
Gross profit                                                                             95,856            72,223
Operating expenses:
   Research and development                                                              43,470            35,069
   Sales and marketing                                                                   32,984            27,578
   General and administrative                                                             7,472             9,549
   Amortization of purchased intangible
      assets and deferred stock compensation                                              7,522            15,275
                                                                                      ---------         ---------
     Total operating expenses                                                            91,448            87,471
                                                                                      ---------         ---------
Operating income (loss)                                                                   4,408           (15,248)
Interest income                                                                           9,252            16,752
Interest expense                                                                        (11,949)          (15,132)
Gain on sale of investments                                                               4,352              --
Write-down of investments                                                                  --             (30,600)
Equity in net loss of joint venture                                                        --              (1,025)
                                                                                      ---------         ---------
Income (loss) before income taxes                                                         6,063           (45,253)
Provision for income taxes                                                                2,380               750
                                                                                      ---------         ---------
Net income (loss)                                                                     $   3,683         $ (46,003)
                                                                                      =========         =========
Net income (loss) per share:
   Basic                                                                              $    0.01         $   (0.14)
                                                                                      ---------         ---------
   Diluted                                                                            $    0.01         $   (0.14)
                                                                                      ---------         ---------
Shares used in computing net income (loss) per share:

   Basic                                                                                375,549           329,367
                                                                                      =========         =========
   Diluted                                                                              390,947           329,367
                                                                                      =========         =========

                             JUNIPER NETWORKS, INC.
           NON-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (1)
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                       Three months ended March 31,
                                                      ---------------------------
                                                         2003               2002
                                                      ---------         ---------
Net revenues:
   Product                                            $ 135,174         $ 104,546
   Service                                               22,033            17,673
                                                      ---------         ---------
     Total net revenues                                 157,207           122,219
Cost of revenues:
   Product                                               48,371            39,711
   Service                                               12,980            10,285
                                                      ---------         ---------
     Total cost of revenues                              61,351            49,996
                                                      ---------         ---------
Gross profit                                             95,856            72,223
Operating expenses:
   Research and development                              43,470            35,069
   Sales and marketing                                   32,984            27,578
   General and administrative                             7,472             9,549
                                                      ---------         ---------
     Total operating expenses                            83,926            72,196
                                                      ---------         ---------
Operating income                                         11,930                27
Interest income                                           9,252            16,752
Interest expense                                        (11,949)          (15,132)
Equity in net loss of joint venture                        --              (1,025)
                                                      ---------         ---------
Income before income taxes                                9,233               622
Provision for income taxes                                2,955               199
                                                      ---------         ---------
Net income                                            $   6,278         $     423
                                                      =========         =========
Net income per share:
   Basic                                              $    0.02         $    0.00
                                                      =========         =========
   Diluted                                            $    0.02         $    0.00
                                                      =========         =========
Shares used in computing net income per share:

   Basic                                                375,549           329,367
                                                      =========         =========
   Diluted                                              390,947           342,831
                                                      =========         =========

(1) The non-GAAP statements exclude the impact of the amortization of purchased intangibles and deferred stock compensation, the gain from the sale of investments and the impairment write-down of investments in all applicable periods. See reconciliation to GAAP information on page 5.

                             JUNIPER NETWORKS, INC.
    RECONCILIATION OF NON-GAAP TO GAAP CONDENSED CONSOLIDATED STATEMENTS OF
                                   OPERATIONS
                                 (in thousands)

                                                                                          Three months
                                                                                         ended March 31,
                                                                                   --------------------------
                                                                                     2003             2002
                                                                                   --------         --------
Non-GAAP net income                                                                $  6,278         $    423
Amortization of purchased intangible assets and deferred stock compensation          (7,522)         (15,275)
Gain on sale of investments                                                           4,352             --
Write-down of investments                                                              --            (30,600)
Income tax effect                                                                       575             (551)
                                                                                   --------         --------
GAAP net income (loss)                                                             $  3,683         $(46,003)
                                                                                   ========         ========

                             JUNIPER NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (unaudited)

                                                                                Three months ended March 31,
                                                                                ---------------------------
                                                                                  2003              2002
                                                                                ---------         ---------
OPERATING ACTIVITIES:
Net income (loss)                                                               $   3,683         $ (46,003)
Adjustments to reconcile net income (loss) to net cash from operating activities:
   Depreciation                                                                    12,867             8,171
   Amortization of purchased intangibles and deferred stock compensation            7,522            16,229
   Amortization of debt related charges                                               778              --
   Gain on sale of investments                                                     (4,352)             --
   Write-down of investments                                                         --              30,600
   Changes in operating assets and liabilities:
      Accounts receivable                                                          (6,007)           37,608
      Prepaid expenses, other current assets and other long-term assets                (5)            3,717
      Accounts payable                                                              9,982           (23,290)
      Accrued warranty                                                               (410)             (864)
      Other accrued liabilities                                                   (17,068)           (7,970)
      Deferred revenue                                                              5,412            (6,214)
                                                                                ---------         ---------
         Net cash provided by operating activities                                 12,402            11,984

INVESTING ACTIVITIES:
Purchases of property and equipment, net                                           (5,222)           (5,776)
Purchases of available-for-sale investments                                      (163,723)         (331,840)
Maturities and sales of available-for-sale investments                            201,386           417,566
Minority equity investments                                                          --              (1,000)
                                                                                ---------         ---------
         Net cash provided by investing activities                                 32,441            78,950

FINANCING ACTIVITIES:
Proceeds from issuance of common stock                                             11,064             7,405
                                                                                ---------         ---------
         Net cash provided by financing activities                                 11,064             7,405
                                                                                ---------         ---------
         Net increase in cash and cash equivalents                                 55,907            98,339
                                                                                ---------         ---------
         Cash and cash equivalents at beginning of period                         194,435           606,845
                                                                                ---------         ---------
         Cash and cash equivalents at end of period                             $ 250,342         $ 705,184
                                                                                =========         =========

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest                                                          $  22,375         $  27,313



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